UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): April 29, 2011
CRESTWOOD MIDSTREAM PARTNERS LP
(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	001-33631 (Commission file number)	56-2639586 (I.R.S. employer identification number)
717 Texas Avenue, Suite 3150
Houston, TX 77002
(Address of principal executive offices)(Zip code)
Registrant’s telephone number, including area code: (832) 519-2200
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-1.1
EX-5.1
EX-8.1
EX-99.1
EX-99.2

Item 1.01.	Entry into a Material Definitive Agreement.
     On April 29, 2011, Crestwood Midstream Partners LP (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc. (the “Underwriter”), in connection with an underwritten public offering (the “Offering”) of 1,800,000 of its common units (“Common Units”) at a price of $30.65 per Common Unit before an underwriting discount of $0.90 per Common Unit. The Common Units to be sold in the Offering have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Partnership’s registration statement on Form S-3, as amended (Registration No. 333-171735). The closing of the Offering is expected to occur on or about May 4, 2011, subject to satisfaction of customary closing conditions. The Partnership will use the anticipated net proceeds of approximately $53,050,000 from the Offering to reduce outstanding indebtedness under its revolving credit facility and/or for general partnership purposes.
     Neither this Current Report on Form 8-K, nor the attached press release, constitutes an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Offering is being made only by means of a prospectus and related prospectus supplement.
     The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. In addition, filed herewith are certain legal opinions issued by Locke Lord Bissell & Liddell LLP in connection with the Offering.

Item 8.01.	Other Events.
      On April 28, 2011, the Partnership issued a press release announcing that it has commenced the Offering. A copy of the press release is furnished as an exhibit to this Current Report on Form 8-K.
     On April 29, 2011, the Partnership issued a press release announcing pricing of the Common Units in the Offering. A copy of the press release is furnished as an exhibit to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated as of April 29, 2011, by and among the Partnership, Crestwood Gas Services GP LLC and Barclays Capital Inc.
5.1	Opinion of Locke Lord Bissell & Liddell LLP as to the legality of the Common Units.
8.1	Opinion of Locke Lord Bissell & Liddell LLP as to certain tax matters.
23.1	Consent of Locke Lord Bissell & Liddell LLP (included in Exhibits 5.1 and 8.1).
99.1	Press Release dated April 28, 2011.
99.2	Press Release dated April 29, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP
	By:	Crestwood Gas Services GP LLC, Its General Partner

Date: April 29, 2011	By:	/s/ William G. Manias
William G. Manias,
Senior Vice President and Chief Financial Officer

Exhibit No.	Description
1.1	Underwriting Agreement dated as of April 29, 2011, by and among the Partnership, Crestwood Gas Services GP LLC and Barclays Capital Inc.
5.1	Opinion of Locke Lord Bissell & Liddell LLP as to the legality of the Common Units.
8.1	Opinion of Locke Lord Bissell & Liddell LLP as to certain tax matters.
23.1	Consent of Locke Lord Bissell & Liddell LLP (included in Exhibits 5.1 and 8.1).
99.1	Press Release dated April 28, 2011.
99.2	Press Release dated April 29, 2011.